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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT


     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


       DATE OF REPORT (Date of earliest event reported): JANUARY 30, 2002



                         WEATHERFORD INTERNATIONAL, INC.
               (Exact name of registrant as specified in charter)


        DELAWARE                         1-13086                             04-2515019
(State of Incorporation)           (Commission File No.)        (I.R.S. Employer Identification No.)


    515 POST OAK BLVD., SUITE 600
            HOUSTON, TEXAS                                                      77027
(Address of Principal Executive Offices)                                      (Zip Code)


       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (713) 693-4000


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                                     PAGE 1
                         EXHIBIT INDEX APPEARS ON PAGE 4



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ITEM 5. OTHER EVENTS

EARNINGS RELEASE

         On January 30, 2002, we announced our earnings for the quarter ended December 31, 2001. A copy of the press release announcing our earnings for the quarter ended December 31, 2001, is filed as Exhibit 99.1 and is incorporated in this report by reference.

RE-LAUNCH OF THE WEATHERFORD/ASSOCIATION OF ENERGY SERVICE COMPANIES (AESC) SERVICE OIL RIG COUNT

         On January 30, 2002, we announced the re-launch of the Weatherford/Association of Energy Service Companies (AESC) Service Oil Rig Count. This monthly service is being provided by us, in conjunction with the AESC. We acquired Guiberson last year and this report replaces the Guiberson Service Rig Count. A copy of the press release announcing the re-launch is filed as Exhibit 99.2 and is incorporated in this report by reference.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

         (c)      Exhibits

         99.1 Press release dated January 30, 2002, announcing Weatherford's earnings for the quarter ended December 31, 2001.

         99.2 Press release dated January 30, 2002, announcing the re-launch of the Weatherford/Association of Energy Service Companies
                  (AESC) Service Oil Rig Count.



                                     PAGE 2

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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                         WEATHERFORD INTERNATIONAL, INC.



                                               /s/ LISA W. RODRIGUEZ
Dated: February 1, 2002                  -------------------------------------
                                                   Lisa W. Rodriguez
                                         Vice President, Finance and Accounting




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                                INDEX TO EXHIBITS


EXHIBIT
NUMBER                                 EXHIBIT
------                                 -------
 99.1          Press release dated January 30, 2002, announcing Weatherford's earnings for the quarter ended December 31, 2001.

 99.2 Press release dated January 30, 2002, announcing the re-launch of the Weatherford/Association of Energy Service Companies (AESC)
               Service Oil Rig Count.




                                     PAGE 4